LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


COLLECTION PERIOD:       OCTOBER 1-31, 2003                            PAYMENT DATE:   NOV 17 2003
DETERMINATION DATE:      NOV 10 2003                                   REPORT BRANCH:  2031

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                   TOTAL        CLASS A-1       CLASS A-2       CLASS A-3     CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%          18.20%         26.00%          27.20%         25.60%          97.00%         3.00%
Original Pool Balance     250,000,000.00   45,500,000.00  65,000,000.00   68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total        250,000,000.00   45,500,000.00  65,000,000.00   68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts               14,124
Class Pass Through Rates                         1.2875%        1.4910%         2.0210%        2.7730%                       8.5000%
Senior Strip                    0.25000%
Servicing Fee Rate              2.20000%
Indenture Trustee Fee           0.00350%
Custodian Fee                   0.02000%
Backup Servicer Fee             0.02150%
Insurance Premium Fee           0.35000%

Initial Weighted Average
   APR                         12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate       0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio         12.65780%
Initial Weighted Average
   Remaining Term                  64.00
Initial Weighted Average
   Original Term                   68.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   BALANCES                    TOTAL        CLASS A-1       CLASS A-2     CLASS A-3     CLASS A-4       CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance         201,052,340.04         0.00   63,020,769.85  68,000,000.00  64,000,000.00  195,020,769.85  6,031,570.19
Total Note Balance         198,161,996.32         0.00   63,020,769.85  68,000,000.00  64,000,000.00  195,020,769.85  3,141,226.47

EOP:
Class Percentages                 100.00%                                                                     97.00%         3.00%
Number of Current Month
   Closed Contracts                   399
Number of Reopened Loans                0
Number of Contracts - EOP          11,667
Total Pool Balance - EOP   193,733,719.91         0.00   55,921,708.32  68,000,000.00  64,000,000.00  187,921,708.32  5,812,011.59
Total Note Balance - EOP   189,495,768.85         0.00   55,921,708.32  68,000,000.00  64,000,000.00  187,921,708.32  1,574,060.53

Class Collateral Pool
   Factors                     0.75798308   0.00000000      0.86033397     1.00000000     1.00000000                    0.20987474

Weighted Average APR of
   Remaining Portfolio          12.61616%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                      0.00016%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio       12.61600%
Weighted Average
   Remaining Term                   56.85
Weighted Average
   Original Term                    68.36

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                           CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:        Principal                                              2,690,367.95
                         Interest                                               2,079,666.14
Early Payoffs:           Principal Collected                                    3,408,860.82
                         Early Payoff Excess Servicing Compensation                   581.81
                         Early Payoff Principal Net of Rule of 78s Adj.         3,408,279.01           298
                         Interest                                                  33,004.15
Liquidated Receivable:   Principal Collected                                      108,192.12
                         Liquidated Receivable Excess Servicing Compensation            0.00
                         Liquidated Receivable Principal Net of Rule of 78s Adj.  108,192.12           101
                         Interest                                                  (1,294.20)
Cram Down Loss:          Principal                                                      0.00
Purchase Amount:         Principal                                                      0.00             0
                         Interest                                                       0.00
                         Total Principal                                        6,206,839.08
                         Total Interest                                         2,111,376.09
                         Total Principal and Interest                           8,318,215.17
Recoveries                                                                        527,435.46
Excess Servicing Compensation                                                         581.81
Late Fees & Miscellaneous Fees                                                     46,204.11
Collection Account Customer Cash                                                8,892,436.55
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                4,948.16
Servicer Simple Interest Shortfall or (Excess)                                    (51,061.97)
Simple Interest Excess to Spread Account                                                0.00
Available Funds                                                                 8,846,322.74


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION                                                                                AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         8,846,322.74
Monthly Dealer Participation Fee                                               21.59     8,846,301.15           0.00
Prior Unpaid Dealer Participation Fee                                           0.00     8,846,301.15
Servicing Fees:                   Current Month Servicing Fee             368,595.96
                                  Prior Period Unpaid Servicing Fee             0.00
                                  Late Fees & Miscellaneous Fees           46,204.11
                                  Excess Servicing Compensation               581.81
                                  Total Servicing Fees:                   415,381.88     8,430,919.27           0.00
Senior Strip:                                                              41,885.90     8,389,033.37           0.00
Certificate Insurer:                           Premium                     56,881.06     8,332,152.31           0.00
Indenture Trustee Fee                                                         577.97     8,331,574.34           0.00
Custodian Fee                                                               3,350.87     8,328,223.47           0.00
Backup Servicer Fee                                                         3,602.19     8,324,621.28           0.00
Prior Unpaid Certificate Insurer Premium                                        0.00     8,324,621.28           0.00
Prior Unpaid Indenture Trustee Fee                                              0.00     8,324,621.28           0.00
Prior Unpaid Custodian Fee                                                      0.00     8,324,621.28           0.00
Prior Unpaid Backup Servicing Fee                                               0.00     8,324,621.28           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                       AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:              Current Month                            0.00      8,324,621.28            0.00
                                      Prior Carryover Shortfall                0.00      8,324,621.28
Class A-2 Note Interest:              Current Month                       78,303.31      8,246,317.97            0.00
                                      Prior Carryover Shortfall                0.00      8,246,317.97
Class A-3 Note Interest:              Current Month                      114,523.33      8,131,794.64            0.00
                                      Prior Carryover Shortfall                0.00      8,131,794.64
Class A-4 Note Interest:              Current Month                      147,893.33      7,983,901.31            0.00
                                      Prior Carryover Shortfall                0.00      7,983,901.31
Class A-1 Note Principal:             Current Month                            0.00      7,983,901.31            0.00
                                      Prior Carryover Shortfall                0.00      7,983,901.31
Class A-2 Note Principal:             Current Month                    7,099,061.53        884,839.78            0.00
                                      Prior Carryover Shortfall                0.00        884,839.78
Class A-3 Note Principal:             Current Month                            0.00        884,839.78            0.00
                                      Prior Carryover Shortfall                0.00        884,839.78
Class A-4 Note Principal:             Current Month                            0.00        884,839.78            0.00
                                      Prior Carryover Shortfall                0.00        884,839.78
Certificate Insurer:                  Reimbursement Obligations                0.00        884,839.78            0.00

Expenses:                             Trust Collateral Agent                   0.00        884,839.78            0.00
                                      Indenture Trustee                        0.00        884,839.78            0.00
                                      Custodian                                0.00        884,839.78            0.00
                                      Backup Servicer                          0.00        884,839.78            0.00
Senior Strip Allocation                                                        0.00        884,839.78
Class B Note Interest:                Current Month                       22,250.35        904,475.33            0.00
                                      Prior Carryover Shortfall                0.00        904,475.33
Distribution to the Class B Reserve Account                               41,885.90        862,589.43
Distribution (from) the Class B Reserve Account                                0.00        862,589.43
Distribution to (from) the Spread Account                                862,589.43              0.00

---------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
---------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:  BOP Liquidated Receivable Principal Balance            1,219,973.17
                         Liquidation Principal Proceeds                           108,192.12
                         Principal Loss                                         1,111,781.05
                         Prior Month Cumulative Principal Loss LTD              5,304,101.28
                         Cumulative Principal Loss LTD                          6,415,882.33

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:      # OF CONTRACTS       AMOUNT        % OF TOTAL POOL BALANCE
Current                       8,774      148,176,358.99              76.48%
1-29 Days                     2,543       41,462,495.86              21.40%
30-59 Days                      174        1,995,799.07               1.03%
60-89 Days                      100        1,174,084.20               0.61%
90-119 Days                      52          671,726.32               0.35%
120 Days or More                 24          253,255.47               0.13%
Total                        11,667      193,733,719.91             100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                             Trigger      Trigger     Event of Default    Event of
                           Current Month    Threshold      Event        Threshold         Default
Average Delinquency Ratio     1.52813%        6.00%         NO            8.00%              NO
Cumulative Default Rate        3.10%          5.75%         NO            7.15%              NO
Cumulative Loss Rate           1.52%          3.03%         NO            4.24%              NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                            CERTIFICATE INVENTORY                                             RECOVERY INVENTORY
                               # OF CONTRACTS        AMOUNT *                                   # OF CONTRACTS     AMOUNT *
Prior Month Inventory                41            771,714.34     Prior Month Inventory               20         377,970.42
Repurchased                           0                  0.00     Repurchased                          0               0.00
Adj. Prior Month Inventory           41            771,714.34     Adjusted Prior Month Inventory      20         377,970.42
Current Month Repos                  42            722,249.50     Current Month Repos                 49         877,394.17
Repos Actually Liquidated            35            627,810.75     Repos from Trust Liquidation         1          16,512.05
Repos Liquidated at 60+ or 150+       1             16,512.05     Repos Actually Liquidated           58       1,027,686.59
Dealer Payoff                         0                  0.00     Dealer Payoff                        0               0.00
Redeemed / Cured                      1             11,688.19     Redeemed / Cured                     0               0.00
Purchased Repos                       0                  0.00     Purchased Repos                      0               0.00
Current Month Inventory              46            837,952.85     Current Month Inventory             12         244,190.05

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                               # OF CONTRACTS         AMOUNT
Current Month Balance               101           1,219,973.17
Cumulative Balance                  456           7,077,929.84
Current Month Proceeds                              106,897.92
Cumulative Proceeds                                 660,051.14
Current Month Recoveries                            527,435.46
Cumulative Recoveries                             2,622,142.15

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                          SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                     Balance           Units
Prior Month                                  22,904.35               3                     1,173.64           1.00
Current Trust Liquidation Balance            16,512.05               1                    16,512.05           1.00
Current Monthly Principal Payments             (211.59)
Reopened Loan Due to NSF                          0.00               2
Current Repurchases                               0.00               0
Current Recovery Sale Proceeds               (2,524.79)             (4)
Deficiency Balance of Sold Vehicles            (506.85)
EOP                                          36,173.17               2                    17,685.69           2.00


SPREAD ACCOUNT RECONCILIATION
                                                                 REQUISITE AMOUNT:  15,498,697.59
Total Deposit                               11,125,000.00
BOP Balance                                 16,084,187.20
Remaining Distribution Amount                  862,589.43
Simple Interest Excess to Spread Account                -
Investment Income                               11,865.34
Current Month Draw                                      -
EOP Balance Prior to Distribution           16,958,641.97

Current Spread Account Release Amount        1,459,944.38

EOP Balance                                 15,498,697.59

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                SPECIFIED CLASS B
                                                                RESERVE BALANCE:    1,695,170.05
Total Deposit                                  2,187,500.00
BOP Balance                                    1,759,207.98
Excess Due Class B Reserve
     From Spread Account                       1,459,944.38
Senior Strip                                      41,885.90
Investment Income                                  1,297.73
Current Month Draw                                        -
EOP Balance Prior to Distribution              3,262,335.99

Class B Reserve Account Release Amount         1,567,165.94

EOP Balance                                    1,695,170.05

   Class B Principal Payment Amount            1,567,165.94

   Distribution to Certificateholder                      -


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                       CUMULATIVE GROSS DEFAULT:
---------------------------------------------------------------------------------------------------------------------------------
        UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT      UP TO MONTH       TRIGGER EVENT       EVENT OF DEFAULT
             3                1.21%              1.82%                3                 2.42%                 3.93%
             6                2.42%              3.33%                6                 4.84%                 6.05%
             9                3.03%              4.24%                9                 5.75%                 7.15%
            12                4.84%              6.05%               12                 9.08%                10.45%
            15                5.50%              6.88%               15                10.45%                12.65%
            18                6.60%              8.25%               18                13.20%                15.13%
            21                7.70%              9.63%               21                14.30%                17.60%
            24                8.53%              10.45%              24                15.68%                19.25%
            27                9.08%              11.28%              27                16.50%                20.63%
            30                9.90%              12.10%              30                18.15%                22.00%
            33               10.45%              12.93%              33                19.25%                23.65%
            36               11.00%              13.48%              36                20.08%                24.75%
            39               11.28%              13.75%              39                20.63%                25.30%
            42               11.55%              14.30%              42                21.45%                26.13%
            45               11.55%              14.30%              45                22.00%                26.13%
            48               11.55%              14.30%              48                22.00%                26.13%
            51               11.55%              14.30%              51                22.00%                26.13%
            54               11.55%              14.30%              54                22.00%                26.13%
            57               11.55%              14.30%              57                22.00%                26.13%
            60               11.55%              14.30%              60                22.00%                26.13%
            63               11.55%              14.30%              63                22.00%                26.13%
            66               11.55%              14.30%              66                22.00%                26.13%
            69               11.55%              14.30%              69                22.00%                26.13%
            72               11.55%              14.30%              72                22.00%                26.13%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
        UP TO MONTH                 TRIGGER EVENT      EVENT OF DEFAULT
                      12                6.00%               8.00%
                      24                7.00%               9.00%
                      72                8.00%              10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.



/s/ Marie E. Persichetti
------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------
Maureen E. Morley
Vice President and Controller